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                                                                  EXHIBIT 10. 14



                           FORM OF LOCK-UP AGREEMENT



                                                                    May __, 1999



CIBC World Markets Corp.
As Representative of the Several Underwriters
C/o CIBC Oppenheimer Corp.
CIBC Oppenheimer Tower
World Financial Center
200 Liberty Street
New York, New York  10281

Re:     Public Offering of Common Stock of N2H2, Inc.

Ladies and Gentlemen:

The undersigned, a holder of common stock ("Common Stock"), or rights to acquire Common Stock, of N2H2, Inc., a Washington corporation (the "Company"), understands that the Company intends to file a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") on May 14, 1999 for the registration of shares of Common Stock (including additional shares subject to an over-allotment option on the part of the Underwriters) (the "Offering"). The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering.

In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, subject to the terms of the Registration Rights Agreement, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected and the Company's obligations under the Registration Rights Agreement with respect to the Offering be satisfied the undersigned will not, without your prior written consent, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 180 days subsequent to the date of the Underwriting Agreement.

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The undersigned confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement is irrevocable and shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.

                                        Very truly yours,


                                        Signature(s)


Date:  ______, 1999                     ________________________________________


                                        ________________________________________
                                        Print Name(s) and Title (if applicable)



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